UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2009

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to our Current Report on Form 8-K for the period ended December 31, 2008, initially filed with the SEC on February 5, 2009, is being filed to reflect revised supplemental information. For a more detailed description of these changes, see Note 2, “Restatement of Consolidated Financial Statements” to the consolidated financial statements of the Company’s Form 10-K, filed with the in Securities and Exchange Commission on March 17, 2009.

Item 2.02	Disclosure of Results of Operations and Financial Condition

On March 18, 2009 Regency posted on its website at www.regencycenters.com revised supplemental information for the year ended December 31, 2008 which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.2	Revised Supplemental information posted on its website on March 18, 2009, for the year ended December 31, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

Date: March 18, 2009	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President,
Finance and Principal Accounting Officer

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